Exhibit 10.37

Gap Inc.
One Harrison Street
San Francisco, CA  94105


January 24, 2001


John M. Lillie
[Address]


Dear John,

     By signing this letter below you agree and confirm that your consulting agreement with The Gap, Inc., dated December 7, 2000, was terminated effective January 23, 2001.

Very truly yours,

The Gap, Inc.


/s/ Millard S. Drexler
----------------------
Millard S. Drexler
Chief Executive Officer



Agreed,


/s/ John M. Lillie                                         February 2, 2001
------------------                                         ----------------
John M. Lillie                                             Date